Earnings Conference Call

4th Quarter 2012

February 21, 2013



IDACORP

Leadership Presenting Today



LaMont Keen
IDACORP President
& Chief Executive Officer



Darrel Anderson
Idaho Power Company
President
& Chief Financial Officer



Steve Keen
Idaho Power Company
Senior Vice President, Finance
& Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads or render Idaho Power's generation facilities obsolete; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies relating to the environment; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on favorable or reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements for system infrastructure; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of future benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) failure to comply with state and federal laws, policies, and regulations, and the ability to obtain and comply with governmental permits, licenses, and right-of-way for major projects; (t) the failure of information systems or the failure to secure information system data, security breaches, or the effect on the companies' from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (u) adoption of or changes in accounting policies, principles, or estimates; and (v) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, or the failure to successfully implement technology solutions. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A – "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

IDACORP

Subsidiary Contributions – Net Income
(in thousands except for per diluted share amounts)

	Three Months Ended December 31		Twelve Months Ended December 31	
	2012	2011	2012	2011
Idaho Power Company	$ 18,043	$ 9,330	$ 168,168	$ 164,750
Other (Net)	(1,581)	(345)	623	1,943
Total	$ 16,462	$ 8,985	$ 168,761	$ 166,693
Weighted average outstanding shares – diluted	50,073	49,734	50,010	49,558
Earnings per diluted share	$ 0.33	$ 0.18	$ 3.37	$ 3.36

2011 to 2012

Net Income Attributable to IDACORP, Inc.
(Millions)

Net Income Attributable to IDACORP, Inc. – 2011		**$ 166.7**
Rate and Other Regulatory Changes, Including Pension Expense Recovery, Power Cost and Fixed Cost Adjustment Mechanisms*	$ 65.2	
Change in Sales Volumes*	16.1	
Change in Payroll-Related Expenses*	(6.8)	
Additional Pension Expense Funded Through Sharing and Rate Increases*	0.6	
Change in Depreciation, Property Tax and Other - Net*	(8.7)	
Greater Revenue Sharing in 2011 than in 2012*	19.9	
Change in AFUDC*	(4.5)	
Other Net Changes*	(1.0)	
Change in Other Income Tax Expense	(22.1)	
Net Decrease in Tax Method Changes and Other Net Changes (Net of Tax)	(56.6)	2.1
Net Income Attributable to IDACORP, Inc. – 2012		**$ 168.8**

* Amounts are pre-tax

Key Financial & Operating Metrics and 2013 Earnings Guidance

	2013 Estimates [1]	2012 Actual
Idaho Power Operations & Maintenance Expense (millions)	$ 340 – $ 350	$ 349
Idaho Power Additional Amortization of ADITC (millions)	Less Than $5	None
Idaho Power Capital Expenditures (millions)	$ 245 – $ 255	$ 228
Idaho Power Hydroelectric Generation – Excluding AFUDC (million MWh)	6.0 – 8.0	8.0
2013 IDACORP Earnings Guidance [1]	$ 3.20 – $ 3.35 Per Diluted Share	

[1] As of February 21, 2013. The 2013 guidance incorporates all of the key operating and financial assumptions listed above.

Summary of Cash Flows

(Millions)

IDACORP	Twelve Months Ended December 31 2012	2011
Net Cash Provided by Operating Activities	$ 249.3	$ 310.2

Liquidity

As of December 31, 2012
(Millions)

	IDACORP[2]	Idaho Power
Revolving Credit Facility – Expires October 2017	$ 125.0	$ 300.0
Commercial Paper Outstanding	(69.7)	–
Identified for Other Use[1]	–	(24.2)
Total	$ 55.3	$ 275.8

[1] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

[2] Holding company only.

Capital Requirements
2013 – 2015
(Millions)

	2013	2014 - 2015
Ongoing Capital Expenditures	$ 210 – 218	$ 500 – 505
Jim Bridger Plant Selective Catalytic Reduction (SCR)	35 – 37	70 – 75
Total	$ 245 – 255	$ 570 – 580

ADITC Extension 2012-2014



2012 Sharing Benefits(2)
Sharing Percentage
$7.2 Million
$14.6 Million
100%
75%
50%
25%
Customer Benefit
Earnings Deadband
Company Benefit
9.50%
10.00%
10.50%
$5M
$10M
$15M
$20M
$25M
Return On Year-End Equity in Idaho Jurisdiction
Ability to use additional ADITCs of up to $45 million over two year period 2013-2014(1)

(1) At February 21, 2013, the company expects to use less than $5 million of additional ADITCs in 2013

(2) For twelve months ended December 31, 2012

ADITC—Accumulated Deferred Investment Tax Credits

Idaho Economic Brief


WASHINGTON
IDAHO
Snake River
OREGON
Boise
WYOMING
Pocatello
Twin Falls
NEVADA
UTAH

JUMP	253,000 Square-Foot Downtown Multipurpose Center Boise
ZIONS BANK	18 Story Office Tower Boise
Scentsy	Home Fragrance Headquarters 50-Acre Campus Boise
CHOBANI Greek Yogurt	Yogurt Plant Employs Over 400 People Twin Falls
Allstate	Contact Center Added 180 Employees Pocatello
ATCO Structures & Logistics	Modular Housing Manufacturer adding 150 Employees Pocatello
Convergys	Contact Center Added 180 Employees Pocatello
WinCo Foods	New 88,000 Square-Foot Store Pocatello

IDACORP Common Stock Dividend



At Least
$1.68 (1)
$1.52
$1.32
$1.20
Q4
2011
Q1
2012
Q4
2012
Q4
2013

Annualized Dividend Rate Per Share

(1) Anticipated recommendations by IDACORP's management. See IDACORP's 2012 Annual Report on Form 10-K for further discussion, including factors that may alter IDACORP management's recommendation.

Questions?

Contact Information

Analysts & Investors

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com